UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2019

PennyMac Mortgage Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	001-34416	27-0186273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3043 Townsgate Road, Westlake Village, California		91361
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 224-7442

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
8.125% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PA	New York Stock Exchange
8.00% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PB	New York Stock Exchange
Common Shares of Beneficial Interest, $0.01 par value	PMT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item	8.01 Other Events.

On August 8, 2019, PennyMac Mortgage Investment Trust, a Maryland real estate investment trust (the “Company”), PennyMac Operating Partnership, L.P., a Delaware limited partnership and the operating partnership of the Company (in such capacity, the “Operating Partnership”), and PNMAC Capital Management, LLC, a Delaware limited liability company and the manager of the Company (in such capacity, the “Manager”), entered into a Purchase Agreement (the “Purchase Agreement”) with Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Piper Jaffray & Co. (each, an “Underwriter” and collectively, the “Underwriters”), relating to the issuance and sale by the Company, and the purchase by the Underwriters, severally, of 8,000,000 common shares of beneficial interest, par value $0.01 per share (the “Common Shares”), at a purchase price of $21.53 per share (before expenses). Pursuant to the Purchase Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 1,200,000 Common Shares, which the Underwriters exercised in full. The offering closed on August 13, 2019 and the Company received net proceeds from the offering of approximately $197.8 million, after deducting the Company’s estimated expenses.

Item	9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Purchase Agreement, dated August 8, 2019, among the Company, the Operating Partnership, the Manager and the Underwriters

5.1	Opinion of Venable LLP as to the legality of the Common Shares

23.1	Consent of Venable LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2019	PENNYMAC MORTGAGE INVESTMENT TRUST

	By:	/s/ Andrew S. Chang
	Name:	Andrew S. Chang
	Title:	Senior Managing Director and Chief Financial Officer